                               ING MAYFLOWER TRUST
                          ING INTERNATIONAL VALUE FUND

                                ING MUTUAL FUNDS
                           ING Emerging Countries Fund
                           ING GLOBAL REAL ESTATE FUND
                           ING GLOBAL TECHNOLOGY FUND
                             ING INTERNATIONAL FUND
                     ING INTERNATIONAL SMALLCAP GROWTH FUND
                            ING PRECIOUS METALS FUND
                                 ING RUSSIA FUND
                            ING WORLDWIDE GROWTH FUND

                    Supplement Dated as of September 2, 2003
              To International Statement of Additional Information
                               Dated March 1, 2003


Effective September 2, 2003, the section entitled "Rule 12b-1 Plans" on page 38 of the SAI is amended to delete the third paragraph in its entirety and replace it with the following:

      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, and 0.65% for Class M. Rights to these ongoing payments generally begin to accrue in the 13th month following a purchase of Class A, B or C shares and in the 1st month following a purchase of Class M shares. The Distributor may, in its discretion, pay such financial intermediately 12b-1 fees prior to the 13th month following the purchase of Class A, B or C shares. In addition, a 0.25% fee may be paid on Class Q shares. With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

Effective September 2, 2003, the section entitled "Tax Considerations - Purchases In-Kind of the International Value Fund" on page 121 of the Statement of Additional Information is amended to delete the last two sentences of the section and replace it with the following:

      As discussed in the Prospectuses, International Value Fund is closed to new investors except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected the Fund as an investment option prior to May 17, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in the Fund prior to May 17, 2002; or (4) by new 401(k),

      403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to the Fund. The International Value Fund may reopen in the future subject to the discretion of the Board of Trustees.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE